BISHOP STREET FUNDS

High Grade Income Fund

Hawaii Municipal Bond Fund

(the “Funds”)

Supplement dated November 30, 2017

to the

Class A Shares and Class I Shares Summary Prospectuses (the “Summary Prospectuses”),

Class A Shares and Class I Shares Prospectuses (the “Prospectuses”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2017

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAI.

As of December 1, 2017 (the “Effective Date”), Michael K. Hirai will no longer serve as a portfolio manager of the Funds. In addition, as of the Effective Date, Joshua Lam will be a new portfolio manager of the High Grade Income Fund and Eric Lo will be a new portfolio manager of the Hawaii Municipal Bond Fund. Accordingly, as of the Effective Date, the Summary Prospectuses, Prospectuses and the SAI are supplemented as follows:

1.	All references to Michael K. Hirai are deleted from the Summary Prospectuses, Prospectuses and SAI.

2.	The “Management of the Fund” section of the High Grade Income Fund’s Class I Shares Summary Prospectus and the corresponding section of the Class I Shares Prospectus are deleted and replaced with the following:

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, President and Fixed Income Portfolio Manager, has managed the Fund since 2006. Mr. Joshua Lam, Vice President, Senior Portfolio Manager and Director of Fixed Income, has managed the Fund since 2017.

3.	The “Management of the Fund” section of the Hawaii Municipal Bond Fund’s Class A and Class I Shares Summary Prospectuses and the corresponding section of the Prospectuses are deleted and replaced with the following:

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, President and Fixed Income Portfolio Manager, has managed the Fund since 2007. Mr. Eric Lo, Assistant Vice President and Portfolio Manager, has managed the Fund since 2017.

4.	In the “Investment Adviser and Sub-Adviser” section of the Class I Shares Prospectus, the first three paragraphs under the heading “Portfolio Managers” are deleted and replaced with the following:

Jennifer Carias, Bishop Street Capital Management, President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund and High Grade Income Fund. Ms. Carias joined Bishop Street Capital Management in 1999 and has served in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty-five years. She has 21 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Joshua Lam, Bishop Street Capital Management, Vice President, Senior Portfolio Manager and Director of Fixed Income, serves as co-portfolio manager of the High Grade Income Fund. Mr. Lam joined Bishop Street Capital Management in 2011 and has over 16 years of experience managing fixed income and derivative portfolios for both institutions and high-net worth individuals, having previously helped to manage the convertible bond fund at San-Francisco based hedge fund Symphony Asset Management. Prior to that, he was an Assistant Portfolio Manager at Polaris Advisors, a convertible bond hedge fund located outside of Philadelphia. Mr. Lam holds a B.A. from the University of Pennsylvania.

Eric Lo, Bishop Street Capital Management, Assistant Vice President and Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. Mr. Lo joined Bishop Street Capital Management in 2014 and has over 17 years of investment experience having previous roles at Bank of America Merrill Lynch, Morgan Stanley and Credit Suisse. Mr. Lo received a B.S. from Massachusetts Institute of Technology.

5.	In the “Investment Adviser” section of the Class A Shares Prospectus, the first two paragraphs under the heading “Portfolio Managers” are deleted and replaced with the following:

Jennifer Carias, Bishop Street Capital Management, President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Fund. Ms. Carias joined Bishop Street Capital Management in 1999 and has served in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty-five years. She has 21 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Eric Lo, Bishop Street Capital Management, Assistant Vice President and Portfolio Manager, serves as co-portfolio manager of the Fund. Mr. Lo joined Bishop Street Capital Management in 2014 and has over 17 years of investment experience having previous roles at Bank of America Merrill Lynch, Morgan Stanley and Credit Suisse. Mr. Lo received a B.S. from Massachusetts Institute of Technology.

6.	In “The Portfolio Managers” section of the SAI, the text under the headings “Fund Shares Owned by Portfolio Managers” and “Management of Other Accounts” is deleted and replaced with the following:

2

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund(s) he or she manages as of the end of the most recently completed fiscal year, except as otherwise indicated. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”).

Portfolio Manager	Dollar Range of Fund Shares Owned
Bishop Street Capital Management
Jennifer Carias	$1 - $10,000 (High Grade Income Fund)
Joshua Lam	None[1]
Eric Lo	None[1]
CMIA
Michael Barclay	None
Scott L. Davis	None
Peter Santoro	None

[1]	Valuation date is October 31, 2017.

Management of Other Accounts

In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts as indicated by the following tables. None of these accounts are subject to a performance-based advisory fee. All information is as of the most recently completed fiscal year end, except as otherwise indicated.

Bishop Street Capital Management:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)
Jennifer Carias	0	$0	0	$0	89	$397.04
Joshua Lam[1]	0	$0	0	$0	116	$1,117
Eric Lo1	0	$0	0	$0	124	$346

[1]	The information for Joshua Lam and Eric Lo is provided as of October 31, 2017.

CMIA:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Scott L. Davis	2	$10,480	2	$963	69	$1,330
Michael Barclay	2	$10,480	2	$963	66	$1,260
Peter Santoro	5	$12,060	2	$963	65	$1,680

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BSF-SK-022-0100

4